EXHIBIT 99.1

         Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

         The Mortgage Loans consist of approximately 4,855 Mortgage Loans with a Cut-off Date Principal Balance of approximately $777,848,958.63. The Group I Mortgage Loans consist of approximately 2,465 Mortgage Loans with a Cut-off Date Principal Balance of approximately $402,056,073.15. The Group II Mortgage Loans consist of approximately 2,390 Mortgage Loans with a Cut-off Date Principal Balance of approximately $375,792,885.48.

         All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first and second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, manufactured housing units, townhouses, planned unit developments and individual condominium units (each, a "Mortgaged Property").

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 88.83% of the Group I Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 11.17% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 82.60% of the Group II Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 17.40% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 85.82% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 14.18% of the Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Mortgage Loans").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that (i) the first adjustment of the rates for approximately 89.32% of the Adjustable-Rate Group I Mortgage Loans and approximately 90.25% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 89.75% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 10.39% of the Adjustable-Rate Group I Mortgage Loans and approximately 4.28% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 7.55% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 0.28% of the Adjustable-Rate Group I Mortgage Loans and approximately 2.31% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 1.23% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each such Adjustable-Rate Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 5.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (up to 1.500% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 1.541% per annum and a weighted average Periodic Rate Cap of approximately 1.169% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.056% per annum and a weighted average Periodic Rate Cap of approximately 1.091% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 1.781% per annum and a weighted average Periodic Rate Cap of approximately 1.132% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 6.78% of the Group I Mortgage Loans, approximately 37.85% of the Group II Mortgage Loans and approximately 21.79% of the Mortgage Loans (the "Interest Only Mortgage Loans") provide that for a period of two years, three years, five years or seven years after origination, the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

         Approximately 74.61% of the Group I Mortgage Loans, approximately 81.91% of the Group II Mortgage Loans and approximately 78.14% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 6 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 80.15% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003. See "Material Legal Aspects of Mortgage Loans--Prepayment Charge; Late Fees" in the prospectus.

MORTGAGE LOAN STATISTICS FOR ALL MORTGAGE LOANS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

         Approximately 43.97% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 82.36%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         Substantially all of the Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Mortgage Loans was approximately 345 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to November, 2003 or after April, 2005, or has a remaining term to maturity of less than 112 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is March, 2035.

         The average Principal Balance of the Mortgage Loans at origination was approximately $160,516. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $160,216. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $790,000 or less than approximately $11,375.

         As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.990% per annum and not more than 13.375% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.361% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.600% per annum to 9.990% per annum, Minimum Mortgage Rates ranging from 3.600% per annum to 12.300% per annum and Maximum Mortgage Rates ranging from 7.260% per annum to 18.300% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 5.949% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 6.988% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 13.577% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in February, 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 22 months.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                             CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
  Less than 100,000......................        1,915            $  114,988,621.09             14.78%
  100,001-  125,000......................          470                52,871,359.83              6.80
  125,001-  150,000......................          411                56,714,855.32              7.29
  150,001-  175,000......................          326                52,867,812.76              6.80
  175,001-  200,000......................          298                55,999,774.62              7.20
  200,001-  225,000......................          248                52,616,204.31              6.76
  225,001-  250,000......................          210                50,026,315.04              6.43
  250,001-  275,000......................          180                47,196,923.76              6.07
  275,001-  300,000......................          198                56,987,316.82              7.33
  300,001-  350,000......................          207                67,360,408.31              8.66
  350,001-  400,000......................          179                66,918,104.56              8.60
  400,001-  450,000......................           96                40,940,694.80              5.26
  450,001-  500,000......................           67                32,144,681.55              4.13
  500,001-  600,000......................           31                17,300,060.53              2.22
  600,001-  700,000......................           12                 7,718,899.71              0.99
  700,001-  790,000......................            7                 5,196,925.62              0.67
                                                 -----            -----------------            ------
       Total.............................        4,855            $  777,848,958.63            100.00%
                                                 =====            =================            ======
-------------------
(1)The average Cut-off Date Principal Balance of the Mortgage Loans was
approximately $160,216.



                                       CREDIT SCORES FOR THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
               ------------                  --------------         ------------             ----------------
  495- 500...............................           20            $    3,948,527.95              0.51%
  501- 525...............................          292                51,248,884.74              6.59
  526- 550...............................          385                65,012,279.18              8.36
  551- 575...............................          493                80,529,887.30             10.35
  576- 600...............................          622                90,137,089.48             11.59
  601- 625...............................          886               130,834,283.51             16.82
  626- 650...............................          910               143,137,034.96             18.40
  651- 675...............................          549                95,888,622.46             12.33
  676- 700...............................          275                42,714,594.69              5.49
  701- 725...............................          205                35,675,500.50              4.59
  726- 750...............................          118                21,849,058.95              2.81
  751- 775...............................           71                12,061,627.43              1.55
  776- 800...............................           27                 4,708,824.70              0.61
  801- 819...............................            2                   102,742.78              0.01
                                                 -----            -----------------            ------
       Total.............................        4,855            $  777,848,958.63            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average credit score of the Mortgage Loans that had credit scores was approximately 617.



                                ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ----------------------           --------------         ------------             ----------------
120......................................            5            $      240,751.39              0.03%
180......................................          871                48,566,690.90              6.24
240......................................           19                 2,165,057.68              0.28
300......................................            2                   154,324.58              0.02
360......................................        3,958               726,722,134.08             93.43
                                                 -----            -----------------            ------
       Total.............................        4,855            $  777,848,958.63            100.00%
                                                 =====            =================            ======
-------------------
(1)The weighted average original term to maturity of the Mortgage Loans was approximately 348 months.


                               REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         -----------------------           --------------         ------------             ----------------
  112- 114...............................            1            $       48,048.02              0.01%
  115- 117...............................            4                   192,703.37              0.02
  163- 165...............................            1                    55,096.54              0.01
  172- 174...............................            3                   162,225.17              0.02
  175- 177...............................          342                21,800,874.85              2.80
  178- 180...............................          525                26,548,494.34              3.41
  232- 234...............................            3                   258,938.53              0.03
  235- 237...............................           14                 1,734,827.60              0.22
  238- 240...............................            2                   171,291.55              0.02
  295- 297...............................            2                   154,324.58              0.02
  343- 345...............................            3                   598,338.28              0.08
  349- 350...............................            6                 1,078,530.70              0.14
  351- 351...............................            2                   235,974.49              0.03
  352- 352...............................           17                 2,479,921.10              0.32
  353- 353...............................           32                 5,101,865.13              0.66
  354- 354...............................           51                 9,185,585.95              1.18
  355- 355...............................          314                53,444,367.54              6.87
  356- 356...............................        1,591               298,337,233.90             38.35
  357- 357...............................          647               107,016,224.59             13.76
  358- 358...............................          438                64,217,369.60              8.26
  359- 359...............................          792               172,561,144.67             22.18
  360- 360...............................           65                12,465,578.13              1.60
                                                 -----            -----------------            ------
       Total.............................        4,855            $  777,848,958.63            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average remaining term to maturity of the Mortgage Loans was approximately 345 months.



                                       PROPERTY TYPES OF THE MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
              -------------                  --------------         ------------             ----------------
Single Family............................        3,689            $  577,565,127.09             74.25%
Planned Unit Development.................          449                79,789,715.08             10.26
Two-to-Four Family.......................          345                65,638,002.53              8.44
Condominium..............................          318                48,662,438.16              6.26
Manufactured Housing.....................           46                 4,761,491.63              0.61
Townhouse................................            8                 1,432,184.14              0.18
                                                 -----            -----------------            ------
       Total.............................        4,855            $  777,848,958.63            100.00%
                                                 =====            =================            ======
-------------------
(1)PUD refers to a home or "unit" in a Planned Unit Development.


                                     OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------              --------------         ------------             ----------------
Primary..................................        4,465            $  731,642,409.68             94.06%
Investor.................................          362                42,275,180.43              5.43
Second Home..............................           28                 3,931,368.52              0.51
                                                 -----            -----------------            ------
       Total.............................        4,855            $  777,848,958.63            100.00%
                                                 =====            =================            ======
-------------------
(1)Occupancy as represented by the mortgagor at the time of origination.



                                           PURPOSE OF THE MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 -------                     --------------         ------------             ----------------
Cash Out Refinance.......................        2,151            $  396,522,818.50             50.98%
Purchase.................................        2,282               330,768,512.66             42.52
Rate/Term Refinance......................          231                32,159,516.65              4.13
Home Improvement.........................          181                17,441,985.46              2.24
Debt Consolidation.......................            7                   607,945.58              0.08
Construction Permanent...................            3                   348,179.78              0.04
                                                 -----            -----------------            ------
       Total.............................        4,855            $  777,848,958.63            100.00%
                                                 =====            =================            ======



                          COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------    --------------         ------------             ----------------
   Less than or equal to 50.00...........           97            $   11,255,044.19              1.45%
  50.01- 55.00...........................           44                 7,464,827.59              0.96
  55.01- 60.00...........................           65                10,847,051.59              1.39
  60.01- 65.00...........................          108                20,440,310.25              2.63
  65.01- 70.00...........................          145                25,790,533.08              3.32
  70.01- 75.00...........................          307                56,358,433.79              7.25
  75.01- 80.00...........................        1,508               303,662,498.83             39.04
  80.01- 85.00...........................          531                96,900,586.85             12.46
  85.01- 90.00...........................          738               125,594,625.86             16.15
  90.01- 95.00...........................          331                54,762,702.84              7.04
  95.01-100.00...........................          981                64,772,343.76              8.33
                                                 -----            -----------------            ------
       Total.............................        4,855            $  777,848,958.63            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 82.36%.



               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 --------                    --------------         ------------             ----------------
Alabama..................................           13            $    1,066,619.87                  0.14%
Alaska...................................            3                   618,715.15                  0.08
Arizona..................................          132                17,169,585.10                  2.21
Arkansas.................................            6                   432,246.09                  0.06
California...............................        1,386               318,974,345.74                 41.01
Colorado.................................           86                13,383,880.79                  1.72
Connecticut..............................           35                 5,722,757.29                  0.74
Delaware.................................            9                 1,046,812.68                  0.13
District of Columbia.....................            1                    71,923.94                  0.01
Florida..................................          333                43,757,705.87                  5.63
Georgia..................................           72                 9,300,590.26                  1.20
Hawaii...................................           14                 3,556,019.35                  0.46
Idaho....................................           10                 1,099,534.85                  0.14
Illinois.................................          437                66,753,708.73                  8.58
Indiana..................................          113                 9,750,051.02                  1.25
Iowa.....................................            6                   489,610.49                  0.06
Kansas...................................           20                 2,315,998.63                  0.30
Kentucky.................................           41                 5,078,491.65                  0.65
Louisiana................................           29                 3,211,359.32                  0.41
Maine....................................            7                   820,872.25                  0.11
Maryland.................................           88                16,288,964.62                  2.09
Massachusetts............................           36                 7,641,662.98                  0.98
Michigan.................................          136                15,092,048.65                  1.94
Minnesota................................           56                 8,618,443.33                  1.11
Mississippi..............................           11                 1,045,135.97                  0.13
Missouri.................................          115                11,104,600.52                  1.43
Montana..................................            3                   201,943.87                  0.03
Nebraska.................................            5                   722,753.05                  0.09
Nevada...................................          117                21,064,878.45                  2.71
New Hampshire............................            9                 1,523,505.02                  0.20
New Jersey...............................           99                21,831,099.00                  2.81
New Mexico...............................           12                 1,467,380.35                  0.19
New York.................................          121                31,065,407.89                  3.99
North Carolina...........................           89                 9,981,490.24                  1.28
North Dakota.............................            3                   452,701.51                  0.06
Ohio.....................................          180                19,805,713.68                  2.55
Oklahoma.................................           37                 2,433,006.37                  0.31
Oregon...................................           38                 5,562,942.55                  0.72
Pennsylvania.............................          124                12,321,653.26                  1.58
Rhode Island.............................           17                 3,286,317.73                  0.42
South Carolina...........................           27                 2,833,165.70                  0.36
South Dakota.............................            1                    65,420.36                  0.01
Tennessee................................           66                 5,672,324.55                  0.73
Texas....................................          494                43,576,668.04                  5.60
Utah.....................................           54                 6,094,186.97                  0.78
Vermont..................................            3                   287,875.31                  0.04
Virginia.................................           52                 8,233,341.33                  1.06
Washington...............................           73                11,288,495.30                  1.45
West Virginia............................            9                   998,869.01                  0.13
Wisconsin................................           24                 2,364,338.11                  0.30
Wyoming..................................            3                   301,795.84                  0.04
                                                 -----            -----------------                ------
       Total.............................        4,855            $  777,848,958.63                100.00%
                                                 =====            =================                ======

-------------------
(1)The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.40% in the 60647 ZIP Code.


                                    DOCUMENTATION LEVELS OF THE MORTGAGE LOANS

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
           -------------------             --------------         ------------             ----------------
Full Documentation.......................        2,665            $  402,124,498.31             51.70%
Stated Documentation.....................        1,779               310,635,393.85             39.94
Limited Documentation....................          101                21,367,157.21              2.75
No Deposit/No Income Verification........          109                16,597,656.12              2.13
No Income Verification...................           67                 9,934,566.26              1.28
Streamline Documentation.................           83                 9,315,761.20              1.20
No Dep/No Inc Verif......................           24                 4,461,423.54              0.57
Lite Documentation.......................           23                 2,419,740.66              0.31
6 Mo Bk Stmts............................            4                   992,761.48              0.13
                                                 -----            -----------------            ------
       Total.............................        4,855            $  777,848,958.63            100.00%
                                                 =====            =================            ======


                                  CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
  4.990- 5.000...........................            8            $    3,254,619.29              0.42%
  5.001- 6.000...........................          349                95,157,026.56             12.23
  6.001- 7.000...........................        1,224               257,589,913.78             33.12
  7.001- 8.000...........................        1,548               260,257,257.39             33.46
  8.001- 9.000...........................          690                93,676,927.01             12.04
  9.001-10.000...........................          536                38,203,693.98              4.91
 10.001-11.000...........................          377                23,812,453.17              3.06
 11.001-12.000...........................           64                 3,347,823.51              0.43
 12.001-13.000...........................           57                 2,492,893.07              0.32
 13.001-13.375...........................            2                    56,350.87              0.01
                                                 -----            -----------------            ------
       Total.............................        4,855            $  777,848,958.63            100.00%
                                                 =====            =================            ======
-------------------
(1)The weighted average current Mortgage Rate of the Mortgage Loans as of the
Cut-off Date was approximately 7.361% per annum.


                              GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------              --------------         ------------             ----------------
  3.600- 4.000...........................            6            $    1,630,413.60              0.24%
  4.001- 5.000...........................          295                63,872,930.64              9.57
  5.001- 6.000...........................        2,032               399,588,090.05             59.86
  6.001- 7.000...........................          961               169,612,492.75             25.41
  7.001- 8.000...........................          201                29,624,302.15              4.44
  8.001- 9.000...........................           24                 3,091,371.49              0.46
  9.001- 9.990...........................            3                   141,301.63              0.02
                                                 -----            -----------------            ------
       Total.............................        3,522            $  667,560,902.31            100.00%
                                                 =====            =================            ======

-------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.949% per annum.


                        NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
March 1, 2005............................            1            $       46,237.85              0.01%
April 1, 2005............................            3                   555,267.10              0.08
June 1, 2005.............................            1                    30,361.01              0.00
October 1, 2005..........................            1                   137,951.36              0.02
November 1, 2005.........................            1                   219,099.78              0.03
April 1, 2006............................            5                   847,902.89              0.13
May 1, 2006..............................            2                   235,974.49              0.04
June 1, 2006.............................            9                 1,201,096.83              0.18
July 1, 2006.............................           12                 2,929,083.22              0.44
August 1, 2006...........................           34                 7,195,595.16              1.08
September 1, 2006........................          220                39,048,855.26              5.85
October 1, 2006..........................        1,170               231,204,465.27             34.63
November 1, 2006.........................          488                79,912,730.13             11.97
December 1, 2006.........................          256                32,551,556.58              4.88
January 1, 2007..........................          176                35,221,218.03              5.28
February 1, 2007.........................          745               165,025,503.96             24.72
March 1, 2007............................           62                12,225,618.13              1.83
June 1, 2007.............................            1                    89,559.56              0.01
July 1, 2007.............................            4                   577,310.85              0.09
August 1, 2007...........................            4                   439,550.85              0.07
September 1, 2007........................           33                 6,115,002.10              0.92
October 1, 2007..........................          161                31,366,975.79              4.70
November 1, 2007.........................           57                 6,739,721.98              1.01
December 1, 2007.........................           10                   862,531.14              0.13
January 1, 2008..........................            5                 1,028,724.68              0.15
February 1, 2008.........................           13                 3,072,843.30              0.46
March 1, 2008............................            1                   136,480.00              0.02
September 1, 2009........................            1                   162,362.80              0.02
October 1, 2009..........................           16                 2,295,526.39              0.34
November 1, 2009.........................           20                 4,547,322.30              0.68
December 1, 2009.........................            6                 1,177,277.87              0.18
January 1, 2010..........................            3                   241,195.66              0.04
February 1, 2010.........................            1                   119,999.99              0.02
                                                 -----            -----------------            ------
       Total.............................        3,522            $  667,560,902.31            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 22 months.


                          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
  7.260- 8.000...........................            1            $      122,917.16              0.02%
 10.001-11.000...........................            1                    92,654.77              0.01
 11.001-12.000...........................          186                49,625,629.70              7.43
 12.001-13.000...........................          795               164,886,084.27             24.70
 13.001-14.000...........................        1,366               254,702,167.27             38.15
 14.001-15.000...........................          870               153,022,514.66             22.92
 15.001-16.000...........................          246                36,746,995.67              5.50
 16.001-17.000...........................           51                 7,439,385.34              1.11
 17.001-18.000...........................            5                   762,727.44              0.11
 18.001-18.300...........................            1                   159,826.03              0.02
                                                 -----            -----------------            ------
       Total.............................        3,522            $  667,560,902.31            100.00%
                                                 =====            =================            ======
-------------------
(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage
Loans as of the Cut-off Date was approximately 13.577% per annum.


                          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
  3.600- 4.000...........................            3            $      654,330.67             0.10%
  4.001- 5.000...........................           62                10,686,683.26             1.60
  5.001- 6.000...........................          610               123,066,232.01            18.44
  6.001- 7.000...........................        1,189               239,032,542.55            35.81
  7.001- 8.000...........................        1,079               202,758,911.80            30.37
  8.001- 9.000...........................          445                72,317,856.25            10.83
  9.001-10.000...........................          112                15,516,417.57             2.32
 10.001-11.000...........................           19                 2,940,189.05             0.44
 11.001-12.000...........................            2                   427,913.12             0.06
 12.001-12.300...........................            1                   159,826.03             0.02
                                                 -----            -----------------           ------
       Total.............................        3,522            $  667,560,902.31           100.00%
                                                 =====            =================           ======
-------------------
(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage
Loans as of the Cut-off Date was approximately 6.988% per annum.



                        INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)        MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      -----------------------------        --------------         ------------             ----------------
1.000....................................          728            $  144,974,434.15             21.72%
1.500....................................        1,151               255,276,137.65             38.24
2.000....................................          831               148,178,019.81             22.20
3.000....................................          800               115,620,793.80             17.32
5.000....................................           12                 3,511,516.90              0.53
                                                 -----            -----------------            ------
       Total.............................        3,522            $  667,560,902.31            100.00%
                                                 =====            =================            ======

-------------------
(1)Relates solely to initial rate adjustments.



                      SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                   PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------               --------------         ------------             ----------------
1.000....................................        2,654            $  490,659,025.68                 73.50%
1.500....................................          868               176,901,876.63                 26.50
                                                 -----            -----------------                ------
       Total.............................        3,522            $  667,560,902.31                100.00%
                                                 =====            =================                ======

-------------------
(1) Relates to all rate adjustments subsequent to initial rate adjustments.


GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 41.49% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 81.31%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         All of the Group I Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 351 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to November, 2003 or after April, 2005, or has a remaining term to maturity of less than 116 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is March, 2035.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $163,455. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $163,106. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $522,890 or less than approximately $14,187.

         As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.990% per annum and not more than 12.875% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.396% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 4.000% per annum to 7.999% per annum, Minimum Mortgage Rates ranging from 4.990% per annum to 12.300% per annum and Maximum Mortgage Rates ranging from 11.350% per annum to 18.300% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 5.994% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.322% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 13.679% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in October, 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 22 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------            --------------         ------------             ----------------
Less than 100,000........................          714            $   44,601,685.66             11.09%
  100,001-  125,000......................          256                28,817,255.41              7.17
  125,001-  150,000......................          260                36,100,808.12              8.98
  150,001-  175,000......................          223                36,204,115.77              9.00
  175,001-  200,000......................          217                40,732,222.88             10.13
  200,001-  225,000......................          170                36,100,561.80              8.98
  225,001-  250,000......................          152                36,246,312.44              9.02
  250,001-  275,000......................          134                35,115,254.38              8.73
  275,001-  300,000......................          144                41,404,946.60             10.30
  300,001-  350,000......................          142                46,190,409.33             11.49
  350,001-  400,000......................           36                13,035,035.18              3.24
  400,001-  450,000......................           13                 5,552,050.44              1.38
  450,001-  500,000......................            3                 1,432,525.46              0.36
  500,001-  522,890......................            1                   522,889.68              0.13
                                                 -----            -----------------            ------
       Total.............................        2,465            $  402,056,073.15            100.00%
                                                 =====            =================            ======
-------------------
(1)The average Cut-off Date Principal Balance of the Group I Mortgage Loans was
approximately $163,106.


                                  CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
               ------------                --------------         ------------             ----------------
  495- 500...............................           15            $    3,066,324.81              0.76%
  501- 525...............................          224                39,380,757.00              9.79
  526- 550...............................          261                45,039,309.00             11.20
  551- 575...............................          263                46,581,623.60             11.59
  576- 600...............................          289                43,749,527.54             10.88
  601- 625...............................          366                54,742,401.55             13.62
  626- 650...............................          456                71,859,256.06             17.87
  651- 675...............................          275                48,174,079.35             11.98
  676- 700...............................          127                20,504,810.56              5.10
  701- 725...............................           98                14,743,634.48              3.67
  726- 750...............................           50                 7,990,746.42              1.99
  751- 775...............................           30                 4,469,347.76              1.11
  776- 792...............................           11                 1,754,255.02              0.44
                                                 -----            -----------------            ------
       Total.............................        2,465            $  402,056,073.15            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 608.


                            ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ----------------------           --------------         ------------             ----------------
120......................................            1            $       37,088.43             0.01%
180......................................          259                11,874,885.14             2.95
240......................................           10                 1,037,640.53             0.26
360......................................        2,195               389,106,459.05            96.78
                                                 -----            -----------------           ------
       Total.............................        2,465            $  402,056,073.15           100.00%
                                                 =====            =================           ======
-------------------
(1)The weighted average original term to maturity of the Group I Mortgage Loans was approximately 354 months.


                           REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                 PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                              NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         -----------------------            --------------         ------------             ----------------
  116- 117...............................            1            $       37,088.43              0.01%
  172- 174...............................            2                   113,621.13              0.03
  175- 177...............................           75                 3,840,187.95              0.96
  178- 180...............................          182                 7,921,076.06              1.97
  232- 234...............................            1                    27,347.85              0.01
  235- 237...............................            9                 1,010,292.68              0.25
  343- 345...............................            3                   598,338.28              0.15
  349- 350...............................            5                   583,868.21              0.15
  351- 351...............................            1                   177,208.00              0.04
  352- 352...............................           10                 1,154,292.22              0.29
  353- 353...............................           20                 2,972,657.05              0.74
  354- 354...............................           36                 6,276,141.72              1.56
  355- 355...............................          194                31,706,771.98              7.89
  356- 356...............................        1,065               194,948,680.86             48.49
  357- 357...............................          224                36,864,848.62              9.17
  358- 358...............................           86                16,783,625.90              4.17
  359- 359...............................          502                89,177,794.21             22.18
  360- 360...............................           49                 7,862,232.00              1.96
                                                 -----            -----------------            ------
       Total.............................        2,465            $  402,056,073.15            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 351 months.


                                   PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
              -------------                --------------         ------------             ----------------
Single Family............................        1,833            $  290,053,339.82             72.14%
Two-to-Four Family.......................          204                44,613,327.67             11.10
Planned Unit Development.................          245                39,698,680.99              9.87
Condominium..............................          178                26,783,921.04              6.66
Townhouse................................            5                   906,803.63              0.23
                                                 -----            -----------------            ------
       Total.............................        2,465            $  402,056,073.15            100.00%
                                                 =====            =================            ======

-------------------
(1)PUD refers to a home or "unit" in a Planned Unit Development.


                                 OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------              --------------         ------------             ----------------
Primary..................................        2,314            $  381,058,564.91             94.78%
Investor.................................          134                18,442,767.84              4.59
Second Home..............................           17                 2,554,740.40              0.64
                                                 -----            -----------------            ------
       Total.............................        2,465            $  402,056,073.15            100.00%
                                                 =====            =================            ======
-------------------
(1)Occupancy as represented by the mortgagor at the time of origination.



                                       PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                   MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 -------                   --------------         ------------             ----------------
Cash Out Refinance.......................        1,229            $  217,967,960.87            54.21%
Purchase.................................        1,135               169,603,914.06            42.18
Rate/Term Refinance......................           99                14,285,309.79             3.55
Construction Permanent...................            2                   198,888.43             0.05
                                                 -----            -----------------           ------
       Total.............................        2,465            $  402,056,073.15           100.00%
                                                 =====            =================           ======


                      COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------  --------------         ------------             ----------------
   Less than or equal to 50.00...........           53            $    7,272,199.33               1.81%
  50.01- 55.00...........................           25                 4,623,859.26               1.15
  55.01- 60.00...........................           42                 7,776,911.46               1.93
  60.01- 65.00...........................           72                13,100,543.46               3.26
  65.01- 70.00...........................           83                15,389,306.46               3.83
  70.01- 75.00...........................          171                31,857,405.67               7.92
  75.01- 80.00...........................          868               155,216,944.74              38.61
  80.01- 85.00...........................          277                50,732,599.77              12.62
  85.01- 90.00...........................          389                65,486,000.33              16.29
  90.01- 95.00...........................          179                29,915,783.96               7.44
  95.01-100.00...........................          306                20,684,518.71               5.14
                                                 -----            -----------------             ------
       Total.............................        2,465            $  402,056,073.15             100.00%
                                                 =====            =================             ======

-------------------
(1)The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 81.31%.



           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 --------                  --------------         ------------             ----------------
Alabama..................................            9            $      813,786.89              0.20%
Alaska...................................            3                   618,715.15              0.15
Arizona..................................           83                10,033,429.85              2.50
Arkansas.................................            5                   389,976.47              0.10
California...............................          611               132,208,915.18             32.88
Colorado.................................           36                 5,033,887.31              1.25
Connecticut..............................           30                 4,883,074.98              1.21
Delaware.................................            8                   915,531.86              0.23
Florida..................................          186                25,669,490.67              6.38
Georgia..................................           32                 4,709,842.23              1.17
Hawaii...................................           11                 2,909,051.31              0.72
Idaho....................................            4                   392,319.61              0.10
Illinois.................................          314                51,923,614.98             12.91
Indiana..................................           36                 3,769,562.07              0.94
Iowa.....................................            6                   489,610.49              0.12
Kansas...................................           12                 1,459,324.46              0.36
Kentucky.................................           22                 2,123,807.59              0.53
Louisiana................................           13                 1,821,232.78              0.45
Maine....................................            3                   372,824.31              0.09
Maryland.................................           57                11,128,755.78              2.77
Massachusetts............................           30                 5,999,961.97              1.49
Michigan.................................           68                 8,126,673.77              2.02
Minnesota................................           38                 5,882,204.66              1.46
Mississippi..............................            4                   608,543.23              0.15
Missouri.................................           53                 5,616,972.21              1.40
Montana..................................            1                   155,800.14              0.04
Nebraska.................................            4                   667,608.61              0.17
Nevada...................................           62                10,966,076.83              2.73
New Hampshire............................            8                 1,496,231.12              0.37
New Jersey...............................           74                16,629,252.96              4.14
New Mexico...............................            8                   912,456.01              0.23
New York.................................           91                21,749,232.50              5.41
North Carolina...........................           21                 2,876,384.83              0.72
North Dakota.............................            1                   286,402.38              0.07
Ohio.....................................           31                 3,307,308.51              0.82
Oklahoma.................................            9                   760,775.16              0.19
Oregon...................................           20                 2,643,395.02              0.66
Pennsylvania.............................           41                 4,730,059.73              1.18
Rhode Island.............................           16                 3,262,644.50              0.81
South Carolina...........................            7                   714,013.59              0.18
South Dakota.............................            1                    65,420.36              0.02
Tennessee................................           20                 2,098,934.93              0.52
Texas....................................          251                23,227,933.79              5.78
Utah.....................................           31                 3,513,259.41              0.87
Vermont..................................            3                   287,875.31              0.07
Virginia.................................           24                 4,308,401.34              1.07
Washington...............................           47                 7,191,406.49              1.79
West Virginia............................            2                   280,206.45              0.07
Wisconsin................................           17                 1,846,532.30              0.46
Wyoming..................................            1                   177,351.07              0.04
                                                 -----            -----------------            ------
       Total.............................        2,465            $  402,056,073.15            100.00%
                                                 =====            =================            ======

-------------------
(1)The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.63% in the 60639 ZIP Code.


                               DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
           -------------------             --------------         ------------             ----------------
Full Documentation.......................        1,266            $  198,502,223.14             49.37%
Stated Documentation.....................        1,120               189,466,959.92             47.12
Limited Documentation....................           52                10,752,751.13              2.67
Streamline Documentation.................           18                 1,722,723.21              0.43
Lite Documentation.......................            6                   878,247.39              0.22
6 Mo Bk Stmts............................            3                   733,168.36              0.18
                                                 -----            -----------------            ------
       Total.............................        2,465            $  402,056,073.15            100.00%
                                                 =====            =================            ======


                              CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
  4.990- 5.000...........................            2            $      514,337.70              0.13%
  5.001- 6.000...........................          186                41,216,364.81             10.25
  6.001- 7.000...........................          656               125,287,243.50             31.16
  7.001- 8.000...........................          842               146,912,265.37             36.54
  8.001- 9.000...........................          407                61,470,465.72             15.29
  9.001-10.000...........................          217                17,706,168.06              4.40
 10.001-11.000...........................          115                 6,952,635.62              1.73
 11.001-12.000...........................           20                 1,095,493.49              0.27
 12.001-12.875...........................           20                   901,098.88              0.22
                                                 -----            -----------------            ------
       Total.............................        2,465            $  402,056,073.15            100.00%
                                                 =====            =================            ======
-------------------
(1)The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.396% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------              --------------         ------------             ----------------
  4.000- 4.000...........................            1            $      277,082.93              0.08%
  4.001- 5.000...........................          163                31,318,022.88              8.77
  5.001- 6.000...........................        1,199               217,327,037.38             60.85
  6.001- 7.000...........................          483                88,604,877.94             24.81
  7.001- 7.999...........................          113                19,625,969.40              5.50
                                                 -----            -----------------            ------
       Total.............................        1,959            $  357,152,990.53            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.994% per annum.


                    NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
October 1, 2005..........................            1            $      137,951.36              0.04%
November , 2005..........................            1                   219,099.78              0.06
April 1, 2006............................            4                   353,240.40              0.10
May 1, 2006..............................            1                   177,208.00              0.05
June 1, 2006.............................            7                   663,678.37              0.19
July 1, 2006.............................            8                 1,588,329.11              0.44
August 1, 2006...........................           24                 4,740,213.82              1.33
September 1, 2006........................          136                24,109,716.62              6.75
October 1, 2006..........................          826               153,575,916.22             43.00
November 1, 2006.........................          131                22,435,380.90              6.28
December 1, 2006.........................           22                 3,961,751.47              1.11
January 1, 2007..........................           72                14,856,225.57              4.16
February 1, 2007.........................          465                84,526,370.81             23.67
March 1, 2007............................           47                 7,675,752.00              2.15
June 1, 2007.............................            1                    89,559.56              0.03
July 1, 2007.............................            4                   577,310.85              0.16
August 1, 2007...........................            4                   439,550.85              0.12
September 1, 2007........................           28                 5,181,117.84              1.45
October 1, 2007..........................          125                24,760,049.65              6.93
November 1, 2007.........................           35                 4,354,247.66              1.22
December 1, 2007.........................            2                   228,945.54              0.06
January 1, 2008..........................            3                   671,175.43              0.19
February 1, 2008.........................            6                   679,065.81              0.19
March 1, 2008............................            1                   136,480.00              0.04
October 1, 2009..........................            5                 1,014,652.91              0.28
                                                 -----            -----------------            ------
       Total.............................        1,959            $  357,152,990.53            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 22 months.


                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
 11.350-12.000...........................          106            $   22,445,562.61              6.28%
 12.001-13.000...........................          442                86,417,239.41             24.20
 13.001-14.000...........................          676               124,289,171.37             34.80
 14.001-15.000...........................          529                92,197,051.16             25.81
 15.001-16.000...........................          183                28,274,797.91              7.92
 16.001-17.000...........................           20                 2,941,428.92              0.82
 17.001-18.000...........................            2                   427,913.12              0.12
 18.001-18.300...........................            1                   159,826.03              0.04
                                                 -----            -----------------            ------
       Total.............................        1,959            $  357,152,990.53            100.00%
                                                 =====            =================            ======
-------------------
(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I
Mortgage Loans as of the Cut-off Date was approximately 13.679% per annum.


                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
  4.990- 5.000...........................            2            $      514,337.70              0.14%
  5.001- 6.000...........................          158                34,944,023.02              9.78
  6.001- 7.000...........................          589               114,551,574.52             32.07
  7.001- 8.000...........................          765               137,782,157.62             38.58
  8.001- 9.000...........................          354                56,075,132.42             15.70
  9.001-10.000...........................           74                10,710,677.25              3.00
 10.001-11.000...........................           14                 1,987,348.85              0.56
 11.001-12.000...........................            2                   427,913.12              0.12
 12.001-12.300...........................            1                   159,826.03              0.04
                                                 -----            -----------------            ------
       Total.............................        1,959            $  357,152,990.53            100.00%
                                                 =====            =================            ======
-------------------
(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I
Mortgage Loans as of the Cut-off Date was approximately 7.322% per annum.



                    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)        MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      -----------------------------        --------------         ------------             ----------------
1.000....................................          637            $  116,045,875.80             32.49%
1.500....................................          635               121,117,196.77             33.91
2.000....................................          635               107,320,621.54             30.05
3.000....................................           52                12,669,296.42              3.55
                                                 -----            -----------------            ------
       Total.............................        1,959            $  357,152,990.53            100.00%
                                                 =====            =================            ======

-------------------
(1)Relates solely to initial rate adjustments.


                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------            --------------         ------------             ----------------
1.000....................................        1,326            $  236,622,542.13             66.25%
1.500....................................          633               120,530,448.40             33.75
                                                 -----            -----------------            ------
       Total.............................        1,959            $  357,152,990.53            100.00%
                                                 =====            =================            ======

-------------------
(1) Relates to all rate adjustments subsequent to initial rate adjustments.



GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         Approximately 46.62% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 83.49%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         Substantially all of the Group II Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 339 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to December, 2003 or after April, 2005, or has a remaining term to maturity of less than 112 months or greater than 360.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $157,484. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $157,236. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $790,000 or less than approximately $11,375.

         As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.990% per annum and not more than 13.375% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.323% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.600% per annum to 9.990% per annum, Minimum Mortgage Rates ranging from 3.600% per annum to 10.990% per annum and Maximum Mortgage Rates ranging from 7.260% per annum to 17.990% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 5.897% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 6.605% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 13.460% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in February, 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 23 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------            --------------         ------------             ----------------
  Less than 100,000......................        1,201            $   70,386,935.43             18.73%
  100,001-  125,000......................          214                24,054,104.42              6.40
  125,001-  150,000......................          151                20,614,047.20              5.49
  150,001-  175,000......................          103                16,663,696.99              4.43
  175,001-  200,000......................           81                15,267,551.74              4.06
  200,001-  225,000......................           78                16,515,642.51              4.39
  225,001-  250,000......................           58                13,780,002.60              3.67
  250,001-  275,000......................           46                12,081,669.38              3.21
  275,001-  300,000......................           54                15,582,370.22              4.15
  300,001-  350,000......................           65                21,169,998.98              5.63
  350,001-  400,000......................          143                53,883,069.38             14.34
  400,001-  450,000......................           83                35,388,644.36              9.42
  450,001-  500,000......................           64                30,712,156.09              8.17
  500,001-  600,000......................           30                16,777,170.85              4.46
  600,001-  700,000......................           12                 7,718,899.71              2.05
  700,001-  790,000......................            7                 5,196,925.62              1.38
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======
-------------------
(1)The average Cut-off Date Principal Balance of the Group II Mortgage Loans was
approximately $157,236.


                                 CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
               ------------                --------------         ------------             ----------------
  495- 500...............................            5            $      882,203.14              0.23%
  501- 525...............................           68                11,868,127.74              3.16
  526- 550...............................          124                19,972,970.18              5.31
  551- 575...............................          230                33,948,263.70              9.03
  576- 600...............................          333                46,387,561.94             12.34
  601- 625...............................          520                76,091,881.96             20.25
  626- 650...............................          454                71,277,778.90             18.97
  651- 675...............................          274                47,714,543.11             12.70
  676- 700...............................          148                22,209,784.13              5.91
  701- 725...............................          107                20,931,866.02              5.57
  726- 750...............................           68                13,858,312.53              3.69
  751- 775...............................           41                 7,592,279.67              2.02
  776- 800...............................           16                 2,954,569.68              0.79
  801- 819...............................            2                   102,742.78              0.03
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average Credit Score of the Group II Mortgage Loans that had credit scores was approximately 628.


                           ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ----------------------           --------------         ------------             ----------------
120......................................            4            $      203,662.96              0.05%
180......................................          612                36,691,805.76              9.76
240......................................            9                 1,127,417.15              0.30
300......................................            2                   154,324.58              0.04
360......................................        1,763               337,615,675.03             89.84
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======
-------------------
(1)The weighted average original term to maturity of the Group II Mortgage Loans was approximately 342 months.


                           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         -----------------------           --------------         ------------             ----------------
  112- 114...............................            1            $       48,048.02              0.01%
  115- 117...............................            3                   155,614.94              0.04
  163- 165...............................            1                    55,096.54              0.01
  172- 174...............................            1                    48,604.04              0.01
  175- 177...............................          267                17,960,686.90              4.78
  178- 180...............................          343                18,627,418.28              4.96
  232- 234...............................            2                   231,590.68              0.06
  235- 237...............................            5                   724,534.92              0.19
  238- 240...............................            2                   171,291.55              0.05
  295- 297...............................            2                   154,324.58              0.04
  349- 350...............................            1                   494,662.49              0.13
  351- 351...............................            1                    58,766.49              0.02
  352- 352...............................            7                 1,325,628.88              0.35
  353- 353...............................           12                 2,129,208.08              0.57
  354- 354...............................           15                 2,909,444.23              0.77
  355- 355...............................          120                21,737,595.56              5.78
  356- 356...............................          526               103,388,553.04             27.51
  357- 357...............................          423                70,151,375.97             18.67
  358- 358...............................          352                47,433,743.70             12.62
  359- 359...............................          290                83,383,350.46             22.19
  360- 360...............................           16                 4,603,346.13              1.22
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 339 months.


                                   PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                                 PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                              NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                 MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
              -------------                 --------------         ------------             ----------------
Single Family............................        1,856            $  287,511,787.27             76.51%
Planned Unit Development.................          204                40,091,034.09             10.67
Condominium..............................          140                21,878,517.12              5.82
Two-to-Four Family.......................          141                21,024,674.86              5.59
Manufactured Housing.....................           46                 4,761,491.63              1.27
Townhouse................................            3                   525,380.51              0.14
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======
-------------------
(1)PUD refers to a home or "unit" in a Planned Unit Development.


                                OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------              --------------         ------------             ----------------
Primary..................................        2,151            $  350,583,844.77             93.29%
Investor.................................          228                23,832,412.59              6.34
Second Home..............................           11                 1,376,628.12              0.37
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======
-------------------
(1)Occupancy as represented by the mortgagor at the time of origination.



                                      PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                   MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 -------                   --------------         ------------             ----------------
Cash Out Refinance.......................          922            $  178,554,857.63             47.51%
Purchase.................................        1,147               161,164,598.60             42.89
Rate/Term Refinance......................          132                17,874,206.86              4.76
Home Improvement.........................          181                17,441,985.46              4.64
Debt Consolidation.......................            7                   607,945.58              0.16
Construction Permanent...................            1                   149,291.35              0.04
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======


                     COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------    --------------         ------------             ----------------
   Less than or equal to 50.00...........           44            $    3,982,844.86              1.06%
  50.01- 55.00...........................           19                 2,840,968.33              0.76
  55.01- 60.00...........................           23                 3,070,140.13              0.82
  60.01- 65.00...........................           36                 7,339,766.79              1.95
  65.01- 70.00...........................           62                10,401,226.62              2.77
  70.01- 75.00...........................          136                24,501,028.12              6.52
  75.01- 80.00...........................          640               148,445,554.09             39.50
  80.01- 85.00...........................          254                46,167,987.08             12.29
  85.01- 90.00...........................          349                60,108,625.53             16.00
  90.01- 95.00...........................          152                24,846,918.88              6.61
  95.01-100.00...........................          675                44,087,825.05             11.73
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 83.49%.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 --------                  --------------         ------------             ----------------
Alabama..................................            4            $      252,832.98              0.07%
Arizona..................................           49                 7,136,155.25              1.90
Arkansas.................................            1                    42,269.62              0.01
California...............................          775               186,765,430.56             49.70
Colorado.................................           50                 8,349,993.48              2.22
Connecticut..............................            5                   839,682.31              0.22
Delaware.................................            1                   131,280.82              0.03
District of Columbia.....................            1                    71,923.94              0.02
Florida..................................          147                18,088,215.20              4.81
Georgia..................................           40                 4,590,748.03              1.22
Hawaii...................................            3                   646,968.04              0.17
Idaho....................................            6                   707,215.24              0.19
Illinois.................................          123                14,830,093.75              3.95
Indiana..................................           77                 5,980,488.95              1.59
Kansas...................................            8                   856,674.17              0.23
Kentucky.................................           19                 2,954,684.06              0.79
Louisiana................................           16                 1,390,126.54              0.37
Maine....................................            4                   448,047.94              0.12
Maryland.................................           31                 5,160,208.84              1.37
Massachusetts............................            6                 1,641,701.01              0.44
Michigan.................................           68                 6,965,374.88              1.85
Minnesota................................           18                 2,736,238.67              0.73
Mississippi..............................            7                   436,592.74              0.12
Missouri.................................           62                 5,487,628.31              1.46
Montana..................................            2                    46,143.73              0.01
Nebraska.................................            1                    55,144.44              0.01
Nevada...................................           55                10,098,801.62              2.69
New Hampshire............................            1                    27,273.90              0.01
New Jersey...............................           25                 5,201,846.04              1.38
New Mexico...............................            4                   554,924.34              0.15
New York.................................           30                 9,316,175.39              2.48
North Carolina...........................           68                 7,105,105.41              1.89
North Dakota.............................            2                   166,299.13              0.04
Ohio.....................................          149                16,498,405.17              4.39
Oklahoma.................................           28                 1,672,231.21              0.44
Oregon...................................           18                 2,919,547.53              0.78
Pennsylvania.............................           83                 7,591,593.53              2.02
Rhode Island.............................            1                    23,673.23              0.01
South Carolina...........................           20                 2,119,152.11              0.56
Tennessee................................           46                 3,573,389.62              0.95
Texas....................................          243                20,348,734.25              5.41
Utah.....................................           23                 2,580,927.56              0.69
Virginia.................................           28                 3,924,939.99              1.04
Washington...............................           26                 4,097,088.81              1.09
West Virginia............................            7                   718,662.56              0.19
Wisconsin................................            7                   517,805.81              0.14
Wyoming..................................            2                   124,444.77              0.03
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======

-------------------
(1)The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.54% in the 92563 ZIP Code.


                              DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
           -------------------               --------------         ------------             ----------------
Full Documentation.......................        1,399            $  203,622,275.17             54.18%
Stated Documentation.....................          659               121,168,433.93             32.24
No Deposit/No Income Verification........          109                16,597,656.12              4.42
Limited Documentation....................           49                10,614,406.08              2.82
No Income Verification...................           67                 9,934,566.26              2.64
Streamline Documentation.................           65                 7,593,037.99              2.02
No Dep/No Inc Verif......................           24                 4,461,423.54              1.19
Lite Documentation.......................           17                 1,541,493.27              0.41
6 Mo Bk Stmts............................            1                   259,593.12              0.07
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======



                             CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
  4.990- 5.000...........................            6            $    2,740,281.59              0.73%
  5.001- 6.000...........................          163                53,940,661.75             14.35
  6.001- 7.000...........................          568               132,302,670.28             35.21
  7.001- 8.000...........................          706               113,344,992.02             30.16
  8.001- 9.000...........................          283                32,206,461.29              8.57
  9.001-10.000...........................          319                20,497,525.92              5.45
 10.001-11.000...........................          262                16,859,817.55              4.49
 11.001-12.000...........................           44                 2,252,330.02              0.60
 12.001-13.000...........................           37                 1,591,794.19              0.42
 13.001-13.375...........................            2                    56,350.87              0.01
                                                 -----            -----------------            ------
       Total.............................        2,390            $  375,792,885.48            100.00%
                                                 =====            =================            ======
-------------------
(1)The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.323% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------              --------------         ------------             ----------------
  3.600- 4.000...........................            5            $    1,353,330.67              0.44%
  4.001- 5.000...........................          132                32,554,907.76             10.49
  5.001- 6.000...........................          833               182,261,052.67             58.72
  6.001- 7.000...........................          478                81,007,614.81             26.10
  7.001- 8.000...........................           88                 9,998,332.75              3.22
  8.001- 9.000...........................           24                 3,091,371.49              1.00
  9.001- 9.990...........................            3                   141,301.63              0.05
                                                 -----            -----------------            ------
       Total.............................        1,563            $  310,407,911.78            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.897% per annum.


                   NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
March 1, 2005............................            1            $       46,237.85              0.01%
April 1, 2005............................            3                   555,267.10              0.18
June 1, 2005.............................            1                    30,361.01              0.01
April 1, 2006............................            1                   494,662.49              0.16
May 1, 2006..............................            1                    58,766.49              0.02
June 1, 2006.............................            2                   537,418.46              0.17
July 1, 2006.............................            4                 1,340,754.11              0.43
August 1, 2006...........................           10                 2,455,381.34              0.79
September 1, 2006........................           84                14,939,138.64              4.81
October 1, 2006..........................          344                77,628,549.05             25.01
November 1, 2006.........................          357                57,477,349.23             18.52
December 1, 2006.........................          234                28,589,805.11              9.21
January 1, 2007..........................          104                20,364,992.46              6.56
February 1, 2007.........................          280                80,499,133.15             25.93
March 1, 2007............................           15                 4,549,866.13              1.47
September 1, 2007........................            5                   933,884.26              0.30
October 1, 2007..........................           36                 6,606,926.14              2.13
November 1, 2007.........................           22                 2,385,474.32              0.77
December 1, 2007.........................            8                   633,585.60              0.20
January 1, 2008..........................            2                   357,549.25              0.12
February 1, 2008.........................            7                 2,393,777.49              0.77
September 1, 2009........................            1                   162,362.80              0.05
October 1, 2009..........................           11                 1,280,873.48              0.41
November 1, 2009.........................           20                 4,547,322.30              1.46
December 1, 2009.........................            6                 1,177,277.87              0.38
January 1, 2010..........................            3                   241,195.66              0.08
February 1, 2010.........................            1                   119,999.99              0.04
                                                 -----            -----------------            ------
       Total.............................        1,563            $  310,407,911.78            100.00%
                                                 =====            =================            ======

-------------------
(1)The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 23 months.


                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------          --------------         ------------             ----------------
  7.260- 8.000...........................            1            $      122,917.16              0.04%
 10.001-11.000...........................            1                    92,654.77              0.03
 11.001-12.000...........................           80                27,180,067.09              8.76
 12.001-13.000...........................          353                78,468,844.86             25.28
 13.001-14.000...........................          690               130,412,995.90             42.01
 14.001-15.000...........................          341                60,825,463.50             19.60
 15.001-16.000...........................           63                 8,472,197.76              2.73
 16.001-17.000...........................           31                 4,497,956.42              1.45
 17.001-17.990...........................            3                   334,814.32              0.11
                                                 -----            -----------------            ------
       Total.............................        1,563            $  310,407,911.78            100.00%
                                                 =====            =================            ======
-------------------
(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II
Mortgage Loans as of the Cut-off Date was approximately 13.460% per annum.


                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                              NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------           --------------         ------------             ----------------
  3.600- 4.000...........................            3            $      654,330.67              0.21%
  4.001- 5.000...........................           60                10,172,345.56              3.28
  5.001- 6.000...........................          452                88,122,208.99             28.39
  6.001- 7.000...........................          600               124,480,968.03             40.10
  7.001- 8.000...........................          314                64,976,754.18             20.93
  8.001- 9.000...........................           91                16,242,723.83              5.23
  9.001-10.000...........................           38                 4,805,740.32              1.55
 10.001-10.990...........................            5                   952,840.20              0.31
                                                 -----            -----------------            ------
       Total.............................        1,563            $  310,407,911.78            100.00%
                                                 =====            =================            ======
-------------------
(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II
Mortgage Loans as of the Cut-off Date was approximately 6.605% per annum.


                   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                              NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)         MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      -----------------------------         --------------         ------------             ----------------
1.000....................................           91            $   28,928,558.35              9.32%
1.500....................................          516               134,158,940.88             43.22
2.000....................................          196                40,857,398.27             13.16
3.000....................................          748               102,951,497.38             33.17
5.000....................................           12                 3,511,516.90              1.13
                                                 -----            -----------------            ------
       Total.............................        1,563            $  310,407,911.78            100.00%
                                                 =====            =================            ======
-------------------
(1)Relates solely to initial rate adjustments.


                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------            --------------         ------------             ----------------
1.000....................................        1,328            $  254,036,483.55             81.84%
1.500....................................          235                56,371,428.23             18.16
                                                 -----            -----------------            ------
       Total.............................        1,563            $  310,407,911.78            100.00%
                                                 =====            =================            ======

-------------------
(1) Relates to all rate adjustments subsequent to initial rate adjustments.